Prospectus | April 30, 2004

INVESCO MULTI-SECTOR FUND — INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking capital growth through targeted investment opportunities.

The Securities and Exchange Commission has not approved or disapproved the shares of this Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM COUNSELOR SERIES TRUST

A I M Advisors, Inc. (“AIM”) is the investment advisor for the INVESCO Multi-Sector Fund (the “Fund”) and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor. On November 25, 2003, the single series portfolio of AIM Manager Series Funds, Inc. (formerly, INVESCO Manager Series Funds, Inc.), a Maryland corporation (the “Company”), was redomesticated as a series portfolio of AIM Counselor Series Trust, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the “Advisor.”

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, and Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks capital growth. It is actively managed. The Fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

With respect to at least 80% of the Fund’s assets, at the beginning of each fiscal year, the Fund normally invests approximately one-fifth of its assets in the equity and equity-related securities of companies doing business in each of the following sectors: energy, financial services, health sciences, leisure, and technology. Due to changes in market values during the year, assets will be reallocated annually within one month of the Fund’s fiscal year end in order to attempt to achieve a one-fifth weighting in each sector. At any given time, 20% of the Fund’s assets are not required to be invested in the sectors.

To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

•	At least 50% of its gross income or its net sales must come from activities in each sector;
•	At least 50% of its assets must be devoted to producing revenues from each sector; or
•	Based on other available information, we determine that its primary business is within each sector.

The Advisor uses a bottom-up investment approach to create the Fund’s investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes companies that the Advisor believes are strongly managed and will generate above-average long-term capital growth.

As a multi-sector fund, the portfolio is concentrated in certain segments of the economy. This means the Fund’s investment concentration in each of the sectors is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds and the value of its portfolio investments and, therefore, the value of an investment in the Fund, tend to go up and down more rapidly. However, the multi-sector structure of the Fund should reduce the risk of sector investing as its portfolio is not as narrowly concentrated in a single sector as a single sector fund.

The Fund is subject to other principal risks such as market, foreign securities, liquidity, derivatives, options and futures, counterparty, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

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The Fund is concentrated in the following sectors:

ENERGY SECTOR

Companies in the energy sector include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, alternative energy companies, and innovative energy technology companies.

Generally, we prefer to keep the investments in the energy sector divided among the four main energy subsectors: major oil companies, energy services, oil and gas exploration/production companies, and natural gas companies. We adjust portfolio weightings depending on current economic conditions. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations in the Fund’s shares. The businesses in which we invest may be adversely affected by foreign government, federal, or state regulations on energy production, distribution, and sale.

FINANCIAL SERVICES SECTOR

Companies in the financial services sector include, but are not limited to, banks (regional and money centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies), and suppliers to financial services companies.

We place a greater emphasis on companies that are increasing their revenue streams along with their earnings. We seek companies that we believe can grow their revenues and earnings in a variety of interest rate environments — although securities prices of financial services companies generally are interest rate sensitive. We seek companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. We adjust portfolio weightings depending on current economic conditions and relative valuations of securities.

This sector generally is subject to extensive governmental regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries.

HEALTH SCIENCES SECTOR

Companies in the health sciences sector include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies.

We seek to target strongly managed, innovative companies with new products. The Advisor attempts to blend well-established health care firms with faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. This portion of the Fund also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products. Some companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

LEISURE SECTOR

Companies in the leisure sector include, but are not limited to, cable t.v. and satellite programming, publishing, cruise lines, advertising agencies, hotels, casinos, and electronic games.

We seek firms that can grow their businesses regardless of the economic environment. The Advisor attempts to keep this portion of the portfolio well diversified across the leisure sector, adjusting portfolio weightings depending on prevailing economic conditions and relative valuations of securities. This sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos often are subject to high price volatility and are considered speculative. Video and electronic games are subject to risks of rapid obsolescence.

TECHNOLOGY SECTOR

Companies in the technology sector include, but are not limited to, hardware, software, semiconductors, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A portion of this segment of the Fund’s portfolio is invested in market-leading technology companies among various subsectors in the technology universe that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors.

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Fund Performance

Performance information in the bar chart below is that of the Fund’s Class A shares. Information included in the table is that of Class A shares. The returns reflected in the bar chart reflect only the applicable total expenses of Class A shares. If the effect of the Institutional Class total expenses were reflected, the returns would be higher than those shown because the Institutional Class has lower total expenses.

The bar chart below shows the Fund’s Class A shares’ actual yearly performance (commonly known as its “total return”) for the year ended December 31, 2003. As of the date of this prospectus, the Institutional Class shares have not yet commenced operations. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2003 for the Fund’s Class A shares compared to the S&P 500 Index and the Lipper Multi Cap Core Fund Index.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart does not reflect sales load. If it did, the annual total return shown would be lower. The table illustrates the variability of the Fund’s Class A shares’ total return and how its performance compared to a broad based market index and a peer group index. The Fund’s performance in the table reflects payment of sales load. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

MULTI-SECTOR FUND—CLASS A ACTUAL ANNUAL TOTAL RETURN[1,2,3]

Best Calendar Qtr. 06/03 15.62% Worst Calendar Qtr. 03/03 (0.65%)

	AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

	1 YEAR	SINCE INCEPTION
Multi-Sector Fund-Class A1,2
Return Before Taxes	23.36%	19.54%[3]
Return After Taxes on Distributions	22.07%	18.59%[3]
Return After Taxes on Distributions and Sale of Fund Shares	15.34%	16.17%[3]
S&P 500 Index[4,5]	28.67%	17.76%[3]
Lipper Multi Cap Core Fund Index[4,5]	31.31%	19.48%[3]
[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Class A expenses.
[2]	Return before taxes for Class A shares of the Fund year-to-date as of the calendar quarter ended March 31, 2004 was 3.66% at NAV.
[3]	Since inception of Class A shares on September 3, 2002. Index comparison begins on August 31, 2002, the month end closest to the inception date of Class A shares.
[4]	The Standard & Poor’s 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Lipper Multi Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Core category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.
[5]	The indices may not reflect payment of fees, expenses or taxes.

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Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO or AIM Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS1

MULTI-SECTOR FUND—INSTITUTIONAL CLASS

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[2]	0.88

Total Annual Fund Operating Expenses[3]	1.63

[1]	There is no guarantee that actual expenses will be the same as those shown in the table.
[2]	Other Expenses are based on estimated average net assets for the current fiscal year.
[3]	The Fund’s Advisor has contractually agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75% on Institutional Class shares. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through August 31, 2004.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeemed all of your shares at the end of each period. The Example also assumes that your investment had a 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$166	$514	$887	$1,933

Investment Risks

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

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Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK

A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

OPTIONS AND FUTURES RISK

Options and futures are common types of derivatives that a Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

The Fund’s investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable gain distributions to the Fund’s shareholders.

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Although the Fund generally invests in equity securities of companies in the energy, financial services, health sciences, leisure, and technology economic sectors, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS

American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks

Futures
A futures contract is an agreement to buy or sell a specific amount of a financial instrument (such as an index option) at a stated price on a stated date. The Fund may use futures contracts to provide liquidity and to hedge portfolio value.	Market, Liquidity, and Options and Futures Risks

Options
The obligation or right to deliver or receive a security or other instrument, index, or commodity, or cash payment depending on the price of the underlying security or the performance of an index or other benchmark. Includes options on specific securities and stock indices, and options on stock index futures. May be used in the Fund’s portfolio to provide liquidity and to hedge portfolio value.	Information, Liquidity, and Options and Futures Risks

Other Financial Instruments
These may include forward contracts, swaps, caps, floors, and collars. They may be used to try to manage the Fund’s foreign currency exposure and other investment risks, which can cause its net asset value to rise or fall. The Fund may use these financial instruments, commonly known as “derivatives,” to increase or decrease its exposure to changing securities prices, interest rates, currency exchange rates, or other factors.	Counterparty, Currency, Liquidity, Market, and Regulatory Risks

Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Counterparty Risk

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Portfolio Turnover

We actively manage and trade the Fund’s portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund’s portfolio turnover for the fiscal year ended August 31, 2003 was 115%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to the Fund’s shareholders.

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Fund Management

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $381 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for the Fund. INVESCO Institutional is the sub-advisor. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the day-to-day management of the Fund including the investment decisions and the execution of securities transactions with respect to the Fund.

A I M Distributors, Inc. (“ADI”) is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for the Fund. The Fund paid 0.51% in advisory fees as a percentage of average annual net assets under management to INVESCO for its advisory services in the fiscal period ended August 31, 2003.

Portfolio Managers

Team management is primarily responsible for the day-to-day management of the Fund’s portfolio holdings. When we refer to team management without naming individual portfolio managers, we mean a system by which INVESCO Institutional’s management team, for this purpose consisting of the sector team, including William R. Keithler, Mark D. Greenberg, John S. Segner, Joseph W. Skornicka, and Thomas R. Wald, sets allocation of Fund assets and risk controls.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.	The Fund offers shareholders the potential to increase the value of their capital over time. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. While the Fund invests in five targeted market sectors, the Fund seeks to minimize risk by investing in many different companies within those sectors.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Fund is most suitable for investors who:

•	are willing to grow their capital over the long-term (at least five years).
•	can accept the additional risks and volatility associated with sector investing.
•	understand that shares of the Fund can, and likely will, have daily price fluctuations.
•	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

•	primarily seeking current dividend income.
•	unwilling to accept potentially significant changes in the price of Fund shares.
•	speculating on short-term fluctuations in the stock markets.

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Share Price

CURRENT MARKET VALUE OF FUND ASSETS +ACCRUED INTEREST AND DIVIDENDS -FUND’S DEBTS, INCLUDING ACCRUED EXPENSES ÷NUMBER OF SHARES =YOUR SHARE PRICE (NAV)

Determination of Net Asset Value

The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (“NYSE”), events occur that may materially affect the value of the security, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class’ expense vary from other classes of the Fund, NAV is calculated separately for that class.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® and the INVESCO family of funds (together, the “AIM and INVESCO Funds”):

•	trade activity monitoring;
•	trading guidelines;
•	redemption fee on trades in certain AIM and INVESCO Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

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TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM and INVESCO Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Sell Shares — Redemption Fee” for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the NYSE, the time the AIM or INVESCO Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the board of trustees of the AIM or INVESCO Fund. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

10

How To Buy Shares

TO BUY SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIM Investment Services, Inc. (“AIS”), the Fund’s transfer agent.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution or service fee, if applicable, and the other expenses payable by that class.

ADI reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund’s shareholders. ADI also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If a Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

11

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through AIS.

	OPENING AN ACCOUNT	ADDING TO AN ACCOUNT

Through a Financial Consultant

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.,

P.O. Box 0843,

Houston, TX 77210-0843.

The financial consultant should call the transfer agent at (800) 659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same. These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.

By Telephone	Open your account as described above.	Call the transfer agent at (800) 659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Exchange Policy. You may exchange your shares in the Fund for shares of the same class of another INVESCO Fund or another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.	Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing all exchanges:

•	Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
•

If you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserve the discretion to accept exchanges in excess of these

12

guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

•	Please see the subsection entitled “Tools Used to Combat Excessive Short-Term Trading Activity—Trading Guidelines” for more information.
•	Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

Redemption Fees. You may be charged a redemption fee on certain redemptions including redemptions by exchange. For more information on redemption fees, please see the subsection of the Prospectus entitled “How to Sell Shares—Redemption Fee.”

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your AIM or INVESCO Funds.

Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out the new account Application.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’S WEB SITE, AIMINVESTMENTS.COM.	Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any AIM or INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

13

How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.	If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times—particularly in periods of severe economic or market disruption—when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances—for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session of the NYSE on days the NYSE is open for business in order to effect the redemption at that day’s closing price.

Redemption Fee. You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund AIM Developing Markets Fund AIM European Growth Fund AIM European Small Company Fund AIM Global Aggressive Growth Fund AIM Global Growth Fund AIM Global Equity Fund	AIM Global Value Fund AIM High Yield Fund AIM International Emerging Growth Fund AIM International Growth Fund AIM Trimark Fund INVESCO International Core Equity Fund INVESCO S&P 500 Index Fund

The redemption fee will be retained by the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2.00% redemption fee will not be charged on transactions involving the following:

•	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

14

•	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
•	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
•	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability
•	total or partial redemptions of shares acquired through reinvestment of dividends and other distributions; or
•	redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds’ transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM and INVESCO Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

The AIM and INVESCO Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its qualification for tax purposes as a registered investment company.

Taxes

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.	Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund’s shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund’s qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes.

However, unless you are (or your account is) exempt from current income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Fund, a backup withholding tax at the rate in effect on the date of the transaction.

15

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAIN ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

The Fund’s daily NAV reflects ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM or INVESCO Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

16

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of the Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Manager’s Series Funds, Inc.’s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, the Fund, a series of AIM Counselor Series Trust, was a series portfolio of a Maryland corporation named AIM Manager Series Funds, Inc. (formerly, INVESCO Manager Series Funds, Inc.). This report is available without charge by contacting AIS at the address or telephone number on the back cover of this Prospectus. As of the date of this prospectus, Institutional Class shares have not yet commenced operations and therefore, financial information for the Institutional Class is not available.

	CLASS A
	Period Ended August 31, 2003(a)

PER SHARE DATA

Net Asset Value — Beginning of Period	$15.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment (Loss)(b)	(0.13)
Net Gains or on Securities (Both Realized and Unrealized)	3.45

Total from Investment Operations	3.32

Net Asset Value — End of Period	$18.32

TOTAL RETURN(c)	22.13%(d	)

RATIOS
Net Assets — End of Year ($000 Omitted)	$25,935
Ratio of Expenses to Average Net Assets(e)	1.97%(f	)
Ratio of Net Investment Loss to Average Net Assets	(0.85%	)(f)
Portfolio Turnover Rate	115%(d	)

(a)	From September 4, 2002, inception of class, to August 31, 2003.
(b)	The per share information for Class A was computed based on average shares.
(c)	The applicable sales charge for Class A is not included in the Total Return calculation.
(d)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)	Ratio is based on Total Expenses of the class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)	Annualized

17

April 30, 2004

AIM COUNSELOR SERIES TRUST INVESCO MULTI-SECTOR FUND — INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources:

Financial Reports. Although this Prospectus describes the Fund’s anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail its actual investments at the report date. These reports include discussion of the Fund’s recent performance, as well as the effect of market and general economic trends and the Fund’s investment strategy on the Fund’s performance. The annual report also includes the report of the Fund’s independent accountants.

Statement of Additional Information. The SAI dated April 30, 2004, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

Internet. The current Prospectus, annual report, and semiannual report of the Fund may be accessed through the AIM Web site at aiminvestments.com. AIM’s website is not a part of this prospectus. In addition, the current Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

I-MSE-PRO-2

STATEMENT OF ADDITIONAL INFORMATION

AIM COUNSELOR SERIES TRUST

INVESCO Multi-Sector Fund – Institutional Class, Class A, B, and C

Address:	Mailing Address:

11 Greenway Plaza	P.O. Box 4739
Suite 100	Houston, TX 77210-4739
Houston, TX 77046

Telephone:

In continental U.S., call:

1-800-347-4246

April 30, 2004

A Prospectus for the Class A, B, and C shares of INVESCO Multi-Sector Fund dated November 25, 2003, and a Prospectus for INVESCO Multi-Sector Fund – Institutional Class dated April 30, 2004 provide the basic information you should know before investing in the Fund. This Statement of Additional Information (“SAI”) is incorporated by reference into the Fund’s Prospectuses; in other words, this SAI is legally part of the Fund’s Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. The financial statements for the Fund for the fiscal period ended August 31, 2003 are incorporated herein by reference to INVESCO Manager’s Series Funds, Inc.’s 2003 Annual Report to Shareholders dated August 31, 2003. Prior to November 25, 2003, the Fund was the single series of a Maryland corporation named AIM Manager Series Funds, Inc. (formerly, INVESCO Manager Series Funds, Inc.).

You may obtain, without charge, the current Prospectuses, SAI and annual and semiannual reports of the Fund by writing to AIM Investment Services, Inc. (“AIS”), P.O. 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The Prospectus, annual report, and semiannual report of the Class A, B, and C shares of the Fund are also available through the AIM website at aiminvestments.com.

THE TRUST

AIM Counselor Series Trust (the “Trust”) was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc., and each series portfolio of AIM Counselor Series Funds, Inc. was redomesticated as a new series of the Trust on November 25, 2003. INVESCO Manager Series Funds, Inc. (the “Company”) was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, the Company’s name was changed to AIM Manager Series Funds, Inc.

The Trust is an open-end, diversified, management investment company currently consisting of two portfolios of investments: INVESCO Multi-Sector Fund – Institutional Class, Class A, B, and C shares and INVESCO Advantage Health Sciences Fund – Class A, B and C shares. INVESCO Advantage Health Sciences Fund has a separate SAI. Additional funds and classes may be offered in the future. This SAI pertains to the Institutional Class, Class A, B, and C shares of INVESCO Multi-Sector Fund (the “Fund”).

“Open-end” means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share (“NAV”). A “management” investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Prospectus of the Fund. The Fund also may invest in the following securities and engage in the following practices.

ADRs and EDRs — American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks — The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit

(“CDs”) issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Trust’s Board of Trustees (“Board”).

The Fund may also invest in bankers’ acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper — Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Fund’s investment advisor, A I M Advisors, Inc., (“AIM” or the “Advisor”), will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities — Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as “junk bonds.” Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody’s, BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s at the time of purchase, the Fund’s investments will generally be limited to debt securities rated B or higher by either S&P or Moody’s. Debt securities rated lower than B by either S&P or Moody’s are usually considered to be speculative. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody’s.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody’s may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer’s perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody’s ratings. For a specific description of S&P and Moody’s corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities’ weighted average lives and may lower their returns.

Domestic Bank Obligations — U.S. banks (including their foreign branches) issue CDs and bankers’ acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Fund’s credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities — The Fund may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Fund, share in a corporation’s earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Fund seeks when it invests in stocks and similar instruments.

Instead, the Fund seeks to invest in stocks that will increase in market value and may be sold for more than the Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Fund or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by the Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Fund also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Foreign Securities — Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by the Fund can be affected — favorably or unfavorably — by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of the Fund. Generally, the Fund’s foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. The Advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors, and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Tax Consequences of Owning Shares of the Fund.”

In addition to the instruments and strategies described below, the Advisor may use other similar or related techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund’s Prospectus or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the Advisor employs a Financial Instrument that correlates imperfectly with the Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Fund is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See “Options on Indexes” below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a an increase of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund’s net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund’s ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option’s expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer’s obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of the Fund’s fixed-income portfolio. If the Advisor wishes to shorten the duration of the Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Advisor wishes to lengthen the duration of the Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the Advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund’s portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. The Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield, or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

The Fund may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Fund’s options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs — Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent the Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund’s investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities — Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be

“illiquid.” An illiquid security is one that the Fund may have difficulty — or may even be legally precluded from — selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. The Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

Initial Public Offerings (“IPOs”) — The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund for as long as it has a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investment, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program — Pursuant to an exemptive order issued by the SEC, dated December 21, 1999, the Fund may lend money to, and borrow money for temporary purposes from other funds advised by the Advisor (the “AIM Funds”). The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed. The Fund will only lend money when the interest rate on interfund loans is higher than the rate on overnight repurchase agreements and the yield on the institutional class of shares of an affiliated money market fund.

Investment Company Securities — With respect to the Fund’s purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the “Affiliated Money Market Funds”), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund. The Fund also may invest in Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end funds or Unit Investment Trusts (“UITs”). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Mortgage-Backed Securities — Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities

issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion (“liquidity protection”). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Real Estate Investment Trusts - To the extent consistent with its investment objectives and policies, the Fund may invest in securities issued by real estate investment trusts (“REITs”).

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements — The Fund may enter into repurchase agreements (“REPOs”) on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities held by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund’s custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund’s net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Fund uses REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 144A Securities — The Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In recent years, a large institutional market has developed for many Rule 144A securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A securities can readily be resold to other institutional investors, or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A security is illiquid. Institutional markets for Rule 144A securities may provide both reliable market values for Rule 144A securities and enable the Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered “liquid,” and not subject to the Fund’s limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Lending Portfolio Securities — The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

Sovereign Debt — In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Fund may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

Unseasoned Issuers — The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities — The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMAParticipation certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA certificates is not guaranteed. GNMA certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

When-Issued/Delayed Delivery — The Fund normally buys and sells securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund may not:

1. with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund’s portfolio securities;

3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

4. issue senior securities, except as permitted under the 1940 Act;

5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or municipal securities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other Financial Instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (3)).

C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

F. With respect to fundamental limitation (1), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

G. The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

MANAGEMENT OF THE FUND

Investment Advisor and Sub-Advisor

A I M Advisors, Inc. (“AIM”) is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional” or the “Sub-Advisor”) is the sub-advisor. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor. INVESCO Institutional is an affiliate of INVESCO.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. (“AIM Management”), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

AIM, AIM Management, INVESCO and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $371billion in assets under management as of December 31, 2003.

Investment Advisory Agreement with AIM

AIM is responsible for supervising all aspects of the Fund’s operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Fund. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of INVESCO Institutional are not exclusive and AIM and INVESCO Institutional are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Fund, at AIM’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

As full compensation for its advisory services to the Fund, AIM receives a monthly fee from the Fund. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class. The fee is calculated at the annual rate of 0.75% of the Fund’s average net assets.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Fund’s detriment during the period stated in the advisory agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed below in the section entitled “Advisory Fees Paid to INVESCO” and in the Fund’s Prospectus.

AIM’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide for the Fund when participating in a securities lending program, the Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Board Approval of Advisory Agreement

At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the “Independent Trustees”) also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

•	The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change.

•	The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

•	Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Fund. The Board also reviewed the form of Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

•	The performance record of the Fund. The Board reviewed the Fund’s performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to your Fund.

•	Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for the Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that the Fund’s projected expense ratio and advisory fees under the new advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM’s receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the new advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board’s approval prior to its receipt of all or a portion of such fees.

•	The profitability of AIM. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM’s receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board’s approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower’s obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

•	The terms of the advisory agreement. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2004.

Advisory Fees Paid to INVESCO

Prior to November 25, 2003, INVESCO served as investment advisor to the Fund. During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Funds’ fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and the Advisor. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations
Class A
Period Ended August 31, 2003[1]	$99,447	$0	2.10%[2]

Class B
Period Ended August 31, 2003[1]	$34,956	$4,312	2.10%[2]

Class C
Period Ended August 31, 2003[1]	$34,711	$3,516	2.10%[2]
Institutional Class[3]	N/A	N/A	N/A

[1]	From September 4, 2002, inception of Fund, through August 31, 2003.
[2]	Effective September 4, 2002.
[3]	The Institutional Class shares commenced operations on April 30, 2004.

Sub-Advisory Agreement

INVESCO Institutional provides investment sub-advisory services to the Fund under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the Master Sub-Advisory Contract, the Fund is supervised by investment managers who utilize INVESCO Institutional’s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM pays INVESCO Institutional a fee which is computed daily and paid as of the last day of each month on the basis of the Fund’s daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See “Computation of Net Asset Value.”) On an annual basis, the sub-advisory fee is equal to 0.40% of AIM’s compensation of the sub-advised assets per year, for the Fund.

Board Approval of Sub-Advisory Agreement

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the new sub-advisory agreement between AIM and INVESCO Institutional for the Fund:

•	The range of sub-advisory services provided by INVESCO Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the sub-advisory agreement, and noted that the level and type of investment advisory services under the sub-advisory agreement would be comparable to those provided by INVESCO under Trust’s then-current advisory agreement with INVESCO.

•	The fees payable to INVESCO Institutional for its services. The Board noted that if the sub-advisory agreement is approved, INVESCO Institutional would receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

•	The performance record of your Fund. The Board reviewed the performance record of your Fund and noted that the same portfolio management team would be providing investment advisory services to the Fund under the sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO.

•	The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM’s compensation on the sub-advised assets. The Board noted that the sub-advisory fees are less than the advisory fees received by INVESCO under the then-current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

•	The terms of the sub-advisory agreement. The Board reviewed the terms of the sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the sub-advisory agreement between AIM and INVESCO Institutional for the Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2005.

Administrative Services Agreement

Pursuant to an Administrative Services Agreement, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust’s principal financial officer and her staff, and any expenses related to fund accounting services.

Administrative Services Fees Paid to INVESCO

INVESCO delegated its duties as administrator to the Fund to AIM pursuant to an agreement dated August 12, 2003.

During the periods outlined in the table below, the Fund paid the following fees to INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. The Advisor is entitled to reimbursement by the Fund if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

	Advisory Fee Dollars	Administrative Services Fee	Transfer Agency Fees
Class A
Period Ended August 31, 2003[1]	$99,447	$11,756	$25,603

Class B
Period Ended August 31, 2003[1]	$34,956	$4,256	$7,331

Class C
Period Ended August 31, 2003[1]	$34,711	$4,052	$7,956

Institutional Class[2]
Period Ended August 31, 2003[1]	N/A	N/A	N/A

1 From September 4, 2002, inception of Fund, through August 31, 2003.

2 The Institutional Class Shares commenced operations on April 30, 2004.

Transfer Agency Agreement

AIM Investment Services, Inc. (“AIS”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust’s transfer agent, dividend disbursing agent, and registrar for the Fund. Prior to October 1, 2003, INVESCO served as transfer agent to the Fund.

The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that the Fund pays the transfer agent an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees

The overall management of the business and affairs of the Fund and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust’s executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice

Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Fund’s management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board’s oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 12.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent auditors to the Fund’s investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Fund’s annual proxy statement. This committee was formed on November 25, 2003, after the Fund’s fiscal year end, August 31, 2003.

The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust. This committee was formed on November 25, 2003, after the Fund’s fiscal year end, August 31, 2003.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messers. Baker (Vice Chair), Bayley (Vice Chair), Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM’s investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. This committee was formed on November 25, 2003, after the Fund’s fiscal year end, August 31, 2003.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. This committee was formed on November 25, 2003, after the Fund’s fiscal year end, August 31, 2003.

The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund (“market timing”) and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. This committee was formed December 9, 2003, after the Fund’s fiscal year end, August 31, 2003.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each director trustee (i) in the Company Fund’s and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds® complex is set forth in Appendix B.

Compensation

Each trustee who is not affiliated with AIM or INVESCO is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM and INVESCO Funds. Each such trustee receives a fee, allocated among the AIM and INVESCO Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM or INVESCO Funds (each, a “Covered Fund”) who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee’s annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee’s credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee’s retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds or INVESCO Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust’s Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s termination of service as a director of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. (“AIM Distributors”) permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

AIM, AIM Distributors, INVESCO Institutional and the Trust have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Information about the ownership of each class of the INVESCO Advantage Health Sciences Fund and INVESCO Multi-Sector Fund shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

As of February 20, 2004, officers and trustees of the Trust, as a group, beneficially owned less than 1% of any Fund’s outstanding shares.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into master distribution agreements, as amended, relating to the Fund (the “Distribution Agreements”) with A I M Distributors, Inc. (“AIM Distributors”), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Fund. AIM Distributors became the distributor of the Fund effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Fund’s shares, except for such distribution expenses as are paid out of Fund assets under the Trust’s Plans of Distribution (each individually a “Plan” and collectively, the “Plans”), which have been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) was the distributor of the Fund.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Fund.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan—Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Fund (the “Class A Plan”). Under the Class A Plan, Class A shares of the Fund pay compensation to AIM Distributors at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which the Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries’ customers’ accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such dealers or financial intermediaries, are characterized as service fees. Payments to dealers and other financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of the Fund.

Class B. The Trust has adopted an Amended and Restated Master Distribution Plan—Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the “Class B Plan”). Under the Class B Plan, Class B shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Fund and other institutions which furnish continuing personal shareholder services to their customers who purchase and own

Class B shares. The portion of the payments to AIM Distributors under the Class B plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of the Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares’ Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan—Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Fund (the “Class C Plan”). Under the Class C Plan, Class C shares of the Fund pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first twelve months, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of the prospectus and statement of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO- or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected securities companies and other financial intermediaries which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations, and other depository institutions. Although the Glass-Steagall Act, and the various rules and regulations promulgated thereunder, limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors at this time, although AIM Distributors can give no assurance in this regard. To the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Trust nor the Advisor will give any preference to Banks or other depository institutions which enter into such arrangements when selecting investments to be made by the Fund.

AIM Distributors is the distributor of the Fund. Prior to July 1, 2003, IDI was the distributor of the Fund. During the fiscal period ended August 31, 2003, the Fund made payments to IDI or AIM Distributors (beginning July 1, 2003), the Fund’s former distributor, under the Class A, Class B, and Class C Plans in the following amounts: $32,113 for Class A; $33,519 for Class B; and $30,131 for Class C. The Fund also made payments to AIM Distributors, the Fund’s current distributor, under the Class A, Class B, and Class C Plans in the following amounts: $6,961 for Class A; $6,482 for Class B; and $7,774 for Class C.

In addition, as of the fiscal period ended August 31, 2003 the following distribution accruals had been incurred by the Fund and will be paid during the fiscal year ended August 31, 2004: $7,333 for Class A; $6,644 for Class B; and $8,344 for Class C.

For the fiscal period ended August 31, 2003, allocation of 12b-1 amounts paid by the Fund for the following categories of expenses were:

	Class A	Class B	Class C
Advertising	$0	$0	$0

Sales, literature, printing, and postage	$0	$0	$0

Public Relations/Promotion	$0	$0	$0

Compensation to securities dealers and other organizations	$39,074	$40,001	$37,905

Marketing personnel	$0	$0	$0

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust’s Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the Board of Trustees cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B Shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue, or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund’s shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund’s shares would not, of course, affect a shareholder’s ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund’s payments under a Plan without approval of the shareholders of the Fund’s respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund’s outstanding voting securities, may terminate such agreement without penalty upon thirty days’ written notice to the other party.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund’s obligation to make payments to AIM Distributors shall terminate automatically, in the event of such “assignment.” In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

•	Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

•	The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

•	Increased Fund assets may result in reducing each investor’s share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor’s revenues could allow the Advisor and its affiliated companies:

•	To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund’s shareholder services (in both systems and personnel);

•	To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

•	To acquire and retain talented employees who desire to be associated with a growing organization.

Purchase and Redemption of Shares

Purchases of Class A Shares

Initial Sales Charges. Each AIM and INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund and AIM Short Term Bond Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Each INVESCO Fund is considered a Category I Fund. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account.

			Dealer Concession
	Investor’s Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 25,000	5.50%	5.82%	4.75%
$ 25,000 but less than $ 50,000	5.25	5.54	4.50
$ 50,000 but less than $ 100,000	4.75	4.99	4.00
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.60

Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Funds and Class A shares of AIM Short Term Bond Fund however, each share issued will generally be subject to a 1.00% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within 18 months after purchase.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM or INVESCO Funds may affect total compensation paid.

AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund, by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

Percent of Purchase

1% of the first $2 million

plus 0.80% of the next $1 million

plus 0.50% of the next $17 million

plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, or AIM Short Term Bond Fund AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (“NAV”) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of Class A shares is a new investment (as defined below):

Percent of Purchase

0.50% of the first $20 million

plus 0.25% of amounts in excess of $20 million

This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM or INVESCO Fund shares, (ii) an exchange of AIM or INVESCO Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM or INVESCO Fund shares. If AIM Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM or INVESCO Fund. The trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).

Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of AIM or INVESCO Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”

Individuals

•	an individual (including his or her spouse or domestic partner, and children);
•	any trust established exclusively for the benefit of an individual;
•	a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and
•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM or INVESCO Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by a single check or wire transfer; and

c.	the AIM or INVESCO Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

Trustees and Fiduciaries

•	a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

Other Groups

•	any organized group of persons, whether incorporated or not, purchasing AIM or INVESCO Fund shares through a single account, provided that:

a.	the organization has been in existence for at least six months; and

b.	the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM or INVESCO Funds.

Letters of Intent

A Qualified Purchaser may pay reduced initial sales charges by: (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (“LOI”), and (ii) subsequently fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the AIM or INVESCO Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

•	Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•	Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•	If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•	If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

Rights of Accumulation

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM and/or INVESCO Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM and/or INVESCO Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM and/or INVESCO Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor’s new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period. For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM or INVESCO Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

Purchases of Class A Shares at Net Asset Value. AIM Distributors permits certain categories of persons to purchase Class A shares of the AIM or INVESCO Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

•	Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

•	Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

AIM Distributors believes that it is appropriate and in the Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	AIM Management and its affiliates, or their clients;

•	Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates, the INVESCO Funds, or The AIM Family of Funds®, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

•	Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of FISERV Solutions, Inc.;

•	Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

•	Purchases through approved fee-based programs;

•	Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

a.	a plan’s initial investment is at least $1 million;

b.	the employer or plan sponsor signs a $1 million LOI;

c.	there are at least 100 employees eligible to participate in the plan;

d.	all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

e.	retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

f.	purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

•	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM or INVESCO Funds;

•	Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

•	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

•	A shareholder of a fund that merges or consolidates with an AIM or INVESCO Fund or that sells its assets to an AIM or INVESCO Fund in exchange for shares of an AIM or INVESCO Fund;

•	Shareholders of the GT Global funds as of October 31, 1987 who since that date continually have owned shares of one or more of these funds;

•	Certain former AMA Investment Advisers’ shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

•	Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

•	Shareholders of Investor Class shares of an AIM or INVESCO Fund;

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code; and

•	Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

•	Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

In addition, an investor may acquire shares of any of the AIM or INVESCO Funds at net asset value in connection with:

•	the reinvestment of dividends and distributions from a Fund;

•	exchanges of shares of certain Funds;

•	use of the reinstatement privilege; or

•	a merger, consolidation or acquisition of assets of a Fund.

Payments to Dealers. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition to, or instead of, amounts paid to financial intermediaries as a sales commission, ADI may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM or INVESCO Fund under a distribution plan, if applicable, make cash payments to financial intermediaries as an incentive to sell shares of the funds and/or to promote retention of their customers’ assets in the funds. Such cash payments may be calculated on sales of shares of AIM or INVESCO Funds (“Sales-Based Payments”), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM or INVESCO Fund(s) attributable to that particular financial intermediary (“Asset-Based Payments’), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. ADI may agree to make such cash payments to a financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. ADI may also make other cash payments to financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in ADI’s discretion. In certain cases these other payments could be significant to the financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM or INVESCO Fund’s shares or the amount that any particular AIM or INVESCO Fund will receive as proceeds from such sales. ADI determines the cash payments described above in its discretion in response to requests from financial intermediaries, based on factors it deems relevant. Financial intermediaries may not use sales of the AIM or INVESCO Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM or INVESCO Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM or INVESCO Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on October 31, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Exchanges

Terms and Conditions of Exchanges. Normally, shares of an AIM or INVESCO Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM or INVESCO Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange (“NYSE”). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

General. Shares of the AIM or INVESCO Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds’ obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Redemptions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an AIM or INVESCO Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM or INVESCO Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares of the Funds, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM or INVECO Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM or INVESCO Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares.

Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

•	Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

•	Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM or INVESCO Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions from private foundations or endowment funds;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

•	Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

•	Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

•	Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan’s initial purchase; and

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

Contingent Deferred Sales Charge Exceptions for Class B and C Shares. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

•	Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

•	Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

•	Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

•	Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

•	Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

•	Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

•	Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of AIM Real Estate Fund by shareholders of record on October 31, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to October 31, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular AIM or INVESCO Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM or INVESCO Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

•	Liquidation by the AIM or INVESCO Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of AIM and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

•	Redemptions of Class C shares of an AIM or INVESCO Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

•	Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM or INVESCO Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

•	Class R shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM or INVESCO Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

Timing of Purchase Orders. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM or INVESCO Fund or to AIM Distributors.

Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM or INVESCO Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS’ current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution,” an investor should contact the Client Services Department of AIS.

Transactions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM or INVESCO Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM or INVESCO Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM or INVESCO Funds.

Abandoned Property. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor’s account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Calculation of Net Asset Value (All Classes)

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund’s net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund’s financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amount using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing price, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustment to closing process to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemptions in Kind

Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to satisfy redemption requests by making payment in securities or other property known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,00 or 1% of the Fund’s net assets in any 90-day period.

How To Purchase and Redeem Shares

A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption “How To Buy Shares.”

The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate AIM Distributors and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Fund or with the Advisor and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund’s best interests that such persons be permitted to purchase Class A shares of the Fund through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are set forth herein under the Caption “Reductions in Initial Sales Charges - Purchases at Net Asset Value.”

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Shares of the Institutional class of the Fund are offered at net asset value.

Information concerning redemption of the Fund’s shares is set forth in the Prospectus under the caption “How To Sell Shares.” Shares of the Fund may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Fund’s obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AIM Distributors of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Fund in cash.

The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

Independent Accountants

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

Transfer Agent

AIM Investment Services, Inc. (“AIS”), formerly A I M Fund Services, Inc. 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the Trust’s transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

Legal Counsel

Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

As the investment sub-advisor to the Fund, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-Advisor seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on the Fund’s portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Sub-Advisor has found that a broker’s consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other INVESCO mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a particular Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.

AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

Portfolio transactions also may be effected through broker-dealers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients.

Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by the Fund for the period ended August 31, 2003 was $129,812.

For the period ended August 31, 2003, brokers providing research services received $73,408 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $35,490,135. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the period ended August 31, 2003.

At August 31, 2003, the Fund held debt and equity securities of its regular brokers or dealers, or their parents as follows:

Fund	Broker or Dealer	Value of Securities at August 31, 2003
Multi-Sector Fund	Goldman Sachs Group	$256,621
	Lehman Brothers Holdings	$256,349
	Merrill Lynch Co.	$613,092
	State Street Bank & Trust	$1,677,000

Neither the Sub-Advisor nor any affiliate of the Sub-Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Sub-Advisor or any person affiliated with the Sub-Advisor or the Fund and any broker-dealer that executes transactions for the Fund.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of the Fund.

A share of each class of the Fund represents an identical interest in the Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Fund will affect the performance of those classes. Each share of the Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Class A, B, and C shares will differ. All shares of the Fund will be voted together, except that only the shareholders of a particular class of the Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or, as may be required by applicable law or the Trust’s Agreement and Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to qualify as a regulated investment company during its current fiscal year. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this intent and the Fund’s qualification as a regulated investment company, it is anticipated that the Fund will not pay federal income or excise taxes, but its shareholders will generally be subject to tax on Fund distributions that are made to them. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income or net capital gain, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to income tax on all of its net investment income and net capital gain at the corporate tax rates.

Dividends paid by the Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments.

Ordinary income dividends paid by the Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

The Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gain and loss are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. Short-term capital gain is included with income from dividends and interest as ordinary income and is paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceeded total short-term losses, including any losses carried forward from previous years, the Fund will have a net capital gain. Distributions by the Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the Fund from net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each fiscal year, the Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of the Fund’s earnings and profits, are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund’s shares should be reduced below a shareholder’s cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of the Fund are purchased shortly before a distribution, a portion of the purchase price for the shares may be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. The Fund intends to “mark-to-market” its stock in any PFIC. In this context, “marking-to-market” means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, the Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. The Fund’s adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss (unless an election is made to treat certain transactions as capital). These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the “IRS”). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge on the new shares is waived because the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares but instead carries over to be included as part of your cost basis in the new or replacement shares.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on August 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company for income tax purposes under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 30, 2004.

PERFORMANCE

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund’s total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Fund will disclose the maximum front-end sales charge imposed on purchases of the Fund’s Class A shares and/or the applicable CDSC imposed on redemptions of the Fund’s Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

The Fund’s total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled “Distributor” for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in the Fund’s returns, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to “smooth out” fluctuations in the Fund’s investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking the Fund’s maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Fund’s recent and historical performance is contained in the Trust’s Annual Report to Shareholders. You may obtain a free copy by calling or writing to AIS using the telephone number or address on the back cover of the Fund’s Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the period ended August 31, 2003 since the Fund’s inception was:

Since Inception*
Class A (Including Front-End Sales Charge)
Return Before Taxes	15.37%
Return After Taxes on Distributions	15.37%
Return After Taxes on Distributions and Sale of Fund Shares	9.43%

Class B (Including CDSC)
Return Before Taxes	16.27%
Return After Taxes on Distributions	16.27%
Return After Taxes on Distributions and Sale of Fund Shares	9.99%

Class C (Including CDSC)
Return Before Taxes	20.13%
Return After Taxes on Distributions	20.13%
Return After Taxes on Distributions and Sale of Fund Shares	12.36%

Institutional Class[1]
Return Before Taxes	N/A
Return After Taxes on Distributions	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A

*	The Fund commenced operations on September 4, 2002.
[1]	The Institutional Class Shares commenced operations on April 30, 2004.

Average annual total return before taxes will be computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where:	P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and redemptions was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

P(1 + T)n =ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemptions.

After taxes on distributions and redemption:

P(1 + T)n =ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemption)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and on redemption.

The average annual total return performance figures shown will be determined by solving the above formula for “T” for each time period indicated.

In conjunction with performance reports, comparative data between the Fund’s performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund’s performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund grouping of multi-cap core funds.

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

Advertising Age	Forbes	Nation’s Business
Barron’s	Fortune	New York Times
Best’s Review	Hartford Courant	Pension World
Bloomberg	Inc.	Pensions & Investments
Broker World	Institutional Investor	Personal Investor
Business Week	Insurance Forum	Philadelphia Inquirer
Changing Times	Insurance Week	The Bond Buyer
Christian Science Monitor	Investor’s Business Daily	USA Today
Consumer Reports	Journal of the American	U.S. News & World Report
Economist	Society of CLU & ChFC	Wall Street Journal

FACS of the Week	Kiplinger Letter	Washington Post
Financial Planning	Money	CNN
Financial Product News	Mutual Fund Forecaster	CNBC
Financial Services Week		PBS
Financial World

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor	Morningstar, Inc.
Bloomberg	Standard & Poor’s
FactSet Date Systems	Strategic Insight
Lipper, Inc.	Thompson Financial

PENDING LITIGATION

A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of April 27, 2004 is set forth in Appendix F.

APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch:

Moody’s Long-Term Debt Ratings

Moody’s corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s municipal ratings are as follows:

Moody’s U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Corporate and Municipal Ratings

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

S&P Short-Term Municipal Ratings

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Long-Term Credit Ratings

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ – ‘BBB’ categories; Short-term ‘F1’ – ‘F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB’ – ‘D’; Short-term ‘B’ – ‘D’) either signal a higher probability of default or that a default has already occurred.

Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

Fitch Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

APPENDIX B

TRUSTEES AND OFFICERS

As of April 30, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Interested Persons

Robert H. Graham[1] — 1946 Trustee, Chairman and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC – Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Of Counsel, law firm of Baker & McKenzie Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch — 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd. (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Bruce L. Crockett — 1944 Trustee	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff ; and Discovery Global Education Fund (non- profit)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2003	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, Ph.D. — 1942 Trustee	1997	Retired	None

Other Officers

Robert G. Alley – 1948 Vice President	1994	Managing Director, Chief Fixed Income Officer, and Senior Investment Officer, A I M Capital Management, Inc. and Vice President, A I M Advisors, Inc.

Kevin M. Carome – 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Stuart W. Coco – 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc. Formerly: Vice President, A I M Distributors, Inc.; Senior Vice President, AIM Investment Services, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Director and Executive Vice President, A I M Management Group Inc.; Director and Senior Vice President, A I M Advisors, Inc.; and Director, Chairman, President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

Trustee Ownership Of Fund Shares As Of December 31, 2003

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in The AIM Family of Funds®
Robert H. Graham	-0-	Over $100,000

Mark H. Williamson	Multi-Sector $10,001 – $50,000	Over $100,000

Bob R. Baker	Multi-Sector $10,001 – $50,000	Over $100,000

Frank S. Bayley	-0-	$50,001 – $100,000

James T. Bunch	Advantage Health Sciences $1 – $10,000 Multi-Sector $1 – $10,000	Over $100,000

Bruce L. Crockett	-0-	$10,001 – $50,000

Albert R. Dowden	-0-	Over $100,000

Edward K. Dunn, Jr.	-0-	Over $100,000[3]

Jack M. Fields	-0-	Over $100,000[3]

Carl Frischling	-0-	Over $100,000[3]

Gerald J. Lewis	Multi-Sector $1 – $10,000	$50,001 – $100,000

Prema Mathai-Davis	-0-	$1 – $10,000[3]

Lewis F. Pennock	-0-	$50,001 – $100,000

Ruth H. Quigley	-0-	$1 – $10,000

Louis S. Sklar	-0-	Over $100,000[3]

Larry Soll	-0-	Over $100,000

[3]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM and/or INVESCO Funds.

APPENDIX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All AIM Funds	Estimated Annual Benefits Upon Retirement From All AIM Funds(2)	Total Compensation From All AIM Funds(3)
Bob R. Baker	$3,582	$32,635	$114,131	$154,554
Frank S. Bayley[4]	-0-	131,228	90,000	159,000
James T. Bunch	3,312	20,436	90,000	138,679
Bruce L. Crockett[4]	-0-	46,000	90,000	160,000
Albert R. Dowden[4]	-0-	57,716	90,000	159,000
Edward K. Dunn, Jr.[4]	-0-	94,860	90,000	160,000
Jack M. Fields[4]	-0-	28,036	90,000	159,000
Carl Frischling[4]	-0-	40,447	90,000	160,000
Gerald J. Lewis	3,275	20,436	90,000	142,054
Prema Mathai-Davis[4]	-0-	33,142	90,000	160,000
Lewis F. Pennock[4]	-0-	49,610	90,000	160,000
Ruth H. Quigley[4]	-0-	126,050	90,000	160,000
Louis S. Sklar[4]	-0-	72,786	90,000	160,000
Larry Soll	3,322	48,830	108,090	140,429

[1]	Amounts shown are based upon the fiscal year ended August 31, 2003. Ms. Sueann Ambron and Messrs. Victor L. Andrews, Lawrence H. Budner, Fred A. Deering and John W. McIntrye served as directors of AIM Counselor Series Funds, Inc. prior to October 21, 2003. During the fiscal year ended August 31, 2003, the aggregate compensation received from the Company by Ms. Ambron and Messrs. Andrews, Budner, Deering and McIntrye was $2,468, $3,345, $3,257, $1,812 and $3,363, respectively.
[2]	These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustees’ retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.
[3]	All trustees currently serve as trustee of 19 registered investment companies advised by AIM.
[4]	Messrs. Bayley, Crocket, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the Company during the year ended December 31, 2003.

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APPENDIX D

PROXY VOTING POLICIES

INVESCO Institutional (NA), Inc. (“INVESCO”) and its wholly-owned subsidiaries has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I. Corporate Governance

INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

II. Takeover Defense and Related Actions

INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents”

INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III. Compensation Plans

INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV. Capital Structure, Classes of Stock and Recapitalization

INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V. Social Responsibility

INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

APPENDIX E

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 20, 2004.

INVESCO Multi-Sector Fund

	Class A Shares	Class B Shares	Class C Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Charles Schwab & Co Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4122	37.39%	—	—	—
Merrill Lynch Security #97MN6 4800 Deer Lake Dr East 2nd Floor Jacksonville FL, 32246	5.83%	7.39%	10.74%	—

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INVESCO Advantage Health Sciences

	Class A Shares	Class B Shares	Class C Shares	Institutional Class Shares
Name and Address of Principal Holder	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record	Percentage Owned of Record
Citigroup Global Markets House Account 00109801250 Attn: Cindy Tempesta 7th Floor 333 West 34th St New York, NY 10001-2402	10.11%			—
Charles Schwab & Co Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4122	7.26%	—	—	—
Merrill Lynch Security #97846 4800 Deer Lake Dr East 2nd Floor Jacksonville FL, 32246	8.98%	13.77%	42.09%	—
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-2052	—	6.25%	—	—
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-2052	—	5.11%	—	—
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-2052	—	—	7.60%	—

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APPENDIX F

PENDING LITIGATION

The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AIMVESCAP PLC (“AMVESCAP”), A I M Advisors, Inc. (“AIM”) or INVESCO Funds Group, Inc. (“INVESCO”) and certain related parties either have been served or have had service of process waived as of April 27, 2004.

MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

RAJ SANYAL, Derivatively On Behalf of NATIONS INTERNATIONAL EQUITY FUND, v. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL,

INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended (“Investment Company Act”), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act;

Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (formerly known as INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY P. JACOBSON, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a)

of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act (“ERISA”). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the “Retirement Plan”) resulting from the defendants’ breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE

FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND

CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

SCOTT WALDMAN, On Behalf of Himself and all Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., and INVESCO MUTUAL FUNDS v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., Defendants, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, Nominal Defendants, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal period ended August 31, 2003 are incorporated herein by reference to the INVESCO Manager Series Funds, Inc.’s Annual Report to Shareholders dated August 31, 2003 and the Semi-Annual Report to Shareholders dated February 28, 2003. Prior to November 25, 2003, the Fund was the single series of a Maryland corporation named AIM Manager Series Funds, Inc. (formerly, INVESCO Manager Series Funds, Inc.).

FS